Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 2001-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2001-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) August 30, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 2001-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 2001-A on August 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on August 15, 2002 on the Series 2001-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: August 30, 2002



I.  ORIGINAL DEAL PARAMETERS

    (A)Initial Pool Principal Balance                                                                $ 324,163,208.88
    (B)Initial Certificates Principal Balance                                                        $ 314,438,000.00
       (i)   Initial Class A-1    Certificate Principal Balance           $ 243,122,000.00
                                  Certificate Amount Percentage                                              75.00%
                                  Certificate Pass-through Rate                                               6.81%
       (ii)  Initial Class A-2    Certificate Principal Balance                      $ -
                                  Certificate Amount Percentage                                               0.00%
                                  Certificate Pass-through Rate                                               0.00%
       (iii) Initial Class A-3    Certificate Principal Balance                      $ -
                                  Certificate Amount Percentage                                               0.00%
                                  Certificate Pass-through Rate                                               0.00%
       (iv)  Initial Class A-4    Certificate Principal Balance                      $ -
                                  Certificate Amount Percentage                                               0.00%
                                  Certificate Pass-through Rate                                               0.00%
       (v)   Initial Class M-1    Certificate Principal Balance            $ 24,312,000.00
                                  Certificate Amount Percentage                                               7.50%
                                  Certificate Pass-through Rate                                               7.94%
       (vi)  Initial Class M-2    Certificate Principal Balance            $ 17,829,000.00
                                  Certificate Amount Percentage                                               5.50%
                                  Certificate Pass-through Rate                                               8.27%
       (vii) Initial Class B-1    Certificate Principal Balance            $ 12,967,000.00
                                  Certificate Amount Percentage                                               4.00%
                                  Certificate Pass-through Rate                                               9.50%
       (viii)Initial Class B-2    Certificate Principal Balance            $ 16,208,000.00
                                  Certificate Amount Percentage                                               5.00%
                                  Certificate Pass-through Rate                                               9.50%

    (C)Initial Weighted Average Coupon (WAC)                                                                 12.10%
    (D)Initial Weighted Average Original Maturity (WAOM)                                                     294.00 months
    (E)Initial Weighted Average Remaining Maturity (WAM)                                                     288.00 months
    (F)Initial Number of Receivables                                                                          8,394
    (G)Servicing Fee Rate                                                                                     1.00%
    (H)Credit Enhancement
       (i)   Reserve Fund Initial Deposit Percentage                                                          0.00%
       (ii)  Reserve Fund Target %                                                                            0.00%
       (iii) Target Overcollateralization Percentage Prior to Crossover Date                                  5.00%
       (iv)  Target Overcollateralization Percentage After Crossover Date                                     8.75%
       (v)   Target Overcollateralization Floor                                                               1.25%
       (vi)  Target Credit Enhancement % Prior to Crossover Date                                              5.00%
       (vii) Target Credit Enhancement % After Crossover Date                                                 8.75%
       (viii)Target Credit Enhancement Floor                                                                  1.25%
       (ix)  Target Credit Enhancement Amount                                                       $ 16,208,160.44
    (I)Crossover Date Tests
             Earliest Crossover Date                                                                       Feb-2006
             Percent of Initial Suboridnation Percentage                                                    189.00%
    (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                                   0.75%

II. CURRENT PORTFOLIO INFORMATION

    (A)Beginning Pool Schedule Balance                                                               $ 276,735,093.13
    (B)Beginning Pool Factor                                                                               85.369063%
    (C)Ending Pool Schedule Balance                                                                  $ 273,455,495.17
    (D)Ending Pool Factor                                                                                  84.357351%
    (E)Ending Total Certificate Balance (after Current Distributions)                                $ 262,429,079.32
    (F)Current Overcollateralization Amount (after Current Distributions)                             $ 11,026,415.85
    (G)Weighted Average Coupon (WAC)                                                                           12.21%
    (H)Weighted Average Remaining Maturity (WAM)                                                               270.44 months
    (I)Ending Number of Receivables                                                                             7,297


III.COLLECTION CALCULATIONS

    (A)Interest

       (i)   Scheduled Interest Collections durring Current Period                                     2,518,469.53
       (ii)  Paid Ahead Interest Collections applied to Current Period                                    31,048.58
       (iii) Net Servicer Advance                                                                         59,789.38
       (iiia)Reimbursement to Servicer for Previously Unrecovered Advances *VI(D)                       (823,297.23)
       (iv)  Liquidation Proceeds Attributable to Interest                                                89,246.73
       (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                      -
       (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                              0.00
       (vii) Recoveries on Previously Liquidated Contracts                                                 5,182.15
                                                                                                     ---------------
       (viii)Total Interest Amount Available for Distribution                                          1,880,439.14

    (B)Principal

       (i)   Scheduled Principal Collections                                                             234,256.64
       (ii)  Full and Partial Principal Prepayments                                                    1,000,583.47
       (iii) Paid Ahead Principal Collections Applied to Current Period                                        0.00
       (iv)  Net Servicer Advance                                                                          4,471.94
       (v)   Liquidation Proceeds Attributable to Principal                                              577,903.41
       (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                      0.00
       (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                 0.00
       (viii)Other Principal Amounts                                                                           0.00
                                                                                                     ---------------
       (ix)  Total Principal Amount Available for Distribution                                         1,817,215.46


IV. DISTRIBUTION CALCULATIONS

    (A)      Total Interest Available for Distribution                                                 1,880,439.14
    (B)      Total Principal Available for Distribution                                                1,817,215.46
    (C)      Reserve Fund Draw Amount Required                                                                 0.00
    (D)      Draw on Letter of Credit for Interest Distribution                                                0.00
             Less:
             Monthly Servicing Fee                                                                       230,612.58
             Reimbursement to Servicer for Liquidation Expense                                            13,768.21
             Late Payment Fees, Extension Fees and Other Permitted Fees                                        0.00
             Other Permitted Withdrawals from Certificate Account                                              0.00
                                                                                                     ---------------
             Available Distribution Amount                                                             3,453,273.81

             Interest Accrual Period                                                                             30 days

             Total Interest Amount Due                                                                 1,608,759.44
             Total Interest Distribution Amount                                                        1,608,759.44

             Amount Available for Principal Distribution Amount                                        1,844,514.37
             Principal Distribution Calculation:
             Total Principal Amount Available for Distribution                                         1,817,215.46
             Principal Loss on Liquidated Assets                                                       1,462,382.50
                                                                                                     ---------------
               Principal Distribution Due                                                              3,279,597.96
             Principal Distribution Shortfall Carryover Amount (Current Period)                        1,435,083.59
             Accelerated Principal Distribution Amount for Current Period                                      0.00
                                                                                                     ---------------
             Total Principal Amount to be Distributed                                                  1,844,514.37

             Draw on Letter of Credit for Principal Distribution                                               0.00
             Excess Interest                                                                              41,067.12
             Reserve Account Deposit                                                                           0.00
             Reserve Account Release                                                                           0.00
             Class X Distribution Amount                                                                       0.00
             Class R Distribution Amount                                                                       0.00


V.  SERVICER ADVANCE

    (A)Interest
       (i)        Beginning Advance                                                                    4,355,585.59
       (ii)       Monthly Servicer Advance (Reimbursement)                                                59,789.38
       (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                               (486,887.12)
                                                                                                     ---------------
       (iv)       Ending Advance Balance                                                               3,928,487.85

    (B)Principal
       (i)        Beginning Advance                                                                      341,924.57
       (ii)       Monthly Servicer Advance (Reimbursement)                                                 4,471.94
       (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                               (336,410.11)
                                                                                                     ---------------
       (iv)       Ending Advance Balance                                                                   9,986.40

    (C)Total Servicer Advance
       (i)        Beginning Advance                                                                    4,697,510.16
       (ii)       Monthly Servicer Advance (Reimbursement)                                                64,261.32
       (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                               (823,297.23)
                                                                                                     ---------------
       (iv)       Ending Advance Balance                                                               3,938,474.25

VI. CREDIT ENHANCEMENT / OTHER

    (A)Overcollateralization

       (I)   Target Overcollaterallization Amount                                                     16,208,160.44
       (ii)  Beginning Balance                                                                        12,461,499.44
       (iii) Write Down for Certificate Distributions                                                  1,435,083.59
       (iv)  Overcollaterallization Addition Amount                                                            0.00
       (v)   Overcollaterallization Reduction Amount                                                           0.00
       (vi)  Ending Balance                                                                           11,026,415.85

    (B)Reserve Fund (if applicable)

       (i)   Required Reserve Fund Balance                                                                     0.00
       (ii)  Beginning Reserve Fund Balance                                                                    0.00
       (iii) Draws for Certificate Distributions                                                               0.00
       (iv)  Excess Interest Deposited                                                                         0.00
       (v)   Reserve Fund Release                                                                              0.00
       (vi)  Ending Reserve Fund Balance                                                                       0.00

    (C)Letter of Credit (if applicable)
       (i)   Beginning LC Balance                                                                              0.00
       (ii)  Draw on LC for Interest Distribution                                                              0.00
       (iii) Draw on LC for Principal Distribution                                                             0.00
       (iv)  Ending Balance                                                                                    0.00

    (D)Unreimbursed Servicer Advances (see note*)
       (i)   Previous Unreimbursed Advance Balance                                                       823,297.23
       (ii)  Current Months Reimbursement from Excess Interest                                           823,297.23
       (iii) Ending Unreimbursed Advance Balance                                                               0.00
       Note: * represents advances made in respect of contracts that were liquidated, and not reimbursed, before the current period
VII.CERTIFICATE DISTRIBUTIONS

    (A)Senior Certificates - Interest

       (i)   Class A-1
                                  Pass-Through Rate                                                           6.81%
                                  Beginning Carryover Interest                                                  $ -
                                  Current Interest Accrual                                           $ 1,094,230.35
                                  Current Carryover Interest Accrual                                            $ -
                                  Interest Paid                                                      $ 1,094,230.35
                                  Ending Carryover Balance                                                      $ -
                                  Interest Paid Per $1000                                                    $ 4.50

       (ii)  Class A-2
                                  Pass-Through Rate                                                           0.00%
                                  Beginning Carryover Interest                                                  $ -
                                  Current Interest Accrual                                                      $ -
                                  Current Carryover Interest Accrual                                            $ -
                                  Interest Paid                                                                 $ -
                                  Ending Carryover Balance                                                      $ -
                                  Interest Paid Per $1000                                                       $ -

       (iii) Class A-3
                                  Pass-Through Rate                                                           0.00%
                                  Beginning Carryover Interest                                                  $ -
                                  Current Interest Accrual                                                      $ -
                                  Current Carryover Interest Accrual                                            $ -
                                  Interest Paid                                                                 $ -
                                  Ending Carryover Balance                                                      $ -
                                  Interest Paid Per $1000                                                       $ -

       (iv)  Class A-4
                                  Pass-Through Rate                                                           0.00%
                                  Beginning Carryover Interest                                                  $ -
                                  Current Interest Accrual                                                      $ -
                                  Current Carryover Interest Accrual                                            $ -
                                  Interest Paid                                                                 $ -
                                  Ending Carryover Balance                                                      $ -
                                  Interest Paid Per $1000                                                       $ -

    (B)Subordinate Certificates - Interest

       (i)   Class M1
                                  Pass-Through Rate                                                           7.94%
                                  Beginning Carryover Interest                                                  $ -
                                  Current Interest Accrual                                             $ 160,763.10
                                  Current Carryover Interest Accrual                                            $ -
                                  Interest Paid                                                        $ 160,763.10
                                  Ending Carryover Balance                                                      $ -
                                  Beginning Carryover Writedown Interest                                        $ -
                                  Current Writedown Interest                                                    $ -
                                  Current Carryover Writedown Interest Accrual                                  $ -
                                  Writedown interest Paid                                                       $ -
                                  Ending Carryover Writedown Interest                                           $ -
                                  Interest Paid Per $1000                                                    $ 6.61

       (ii)  Class M2
                                  Pass-Through Rate                                                           8.27%
                                  Beginning Carryover Interest                                                  $ -
                                  Current Interest Accrual                                             $ 122,797.24
                                  Current Carryover Interest Accrual                                            $ -
                                  Interest Paid                                                        $ 122,797.24
                                  Ending Carryover Balance                                                      $ -
                                  Beginning Carryover Writedown Interest                                        $ -
                                  Current Writedown Interest                                                    $ -
                                  Current Carryover Writedown Interest Accrual                                  $ -
                                  Writedown interest Paid                                                       $ -
                                  Ending Carryover Writedown Interest                                           $ -
                                  Interest Paid Per $1000                                                    $ 6.89

       (iii) Class B1
                                  Pass-Through Rate                                                           9.50%
                                  Beginning Carryover Interest                                                  $ -
                                  Current Interest Accrual                                             $ 102,655.42
                                  Current Carryover Interest Accrual                                            $ -
                                  Interest Paid                                                        $ 102,655.42
                                  Ending Carryover Balance                                                      $ -
                                  Beginning Carryover Writedown Interest                                        $ -
                                  Current Writedown Interest                                                    $ -
                                  Current Carryover Writedown Interest Accrual                                  $ -
                                  Writedown interest Paid                                                       $ -
                                  Ending Carryover Writedown Interest                                           $ -
                                  Interest Paid Per $1000                                                    $ 7.92



       (iv)  Class B2
                                  Pass-Through Rate                                                           9.50%
                                  Beginning Carryover Interest                                                  $ -
                                  Current Interest Accrual                                             $ 128,313.33
                                  Current Carryover Interest Accrual                                            $ -
                                  Interest Paid                                                        $ 128,313.33
                                  Ending Carryover Balance                                                      $ -
                                  Beginning Carryover Writedown Interest                                        $ -
                                  Current Writedown Interest                                                    $ -
                                  Current Carryover Writedown Interest Accrual                                  $ -
                                  Writedown interest Paid                                                       $ -
                                  Ending Carryover Writedown Interest                                           $ -
                                  Interest Paid Per $1000                                                    $ 7.92

    (C)Senior Certificates - Principal

       (i)   Class A-1
                                  Initial Certificate Balance                                        243,122,000.00
                                  Initial Certificate Percentage                                             75.00%
                                  Beginning Certificate Balance                                      192,957,593.69
                                  Shortfall Carryover                                                    683,605.17
                                  Current Principal Due                                                3,279,597.96
                                  Current Principal Paid                                               1,844,514.37
                                  Principal Shortfall Carryover For Current Period                     1,435,083.59
                                  Accelerated Principal Distribution                                           0.00
                                  Ending Certificate Balance                                         191,113,079.32
                                  Ending Pool Factor                                                         72.82%
                                  Principal Paid per $1000                                                     9.56
                                  Total Class Distribution                                             1,844,514.37

       (ii)  Class A-2
                                  Initial Certificate Balance                                                  0.00
                                  Initial Certificate Percentage                                              0.00%
                                  Beginning Certificate Balance                                                0.00
                                  Shortfall Carryover                                                          0.00
                                  Current Principal Due                                                        0.00
                                  Current Principal Paid                                                       0.00
                                  Principal Shortfall Carryover For Current Period                             0.00
                                  Accelerated Principal Distribution                                           0.00
                                  Ending Certificate Balance                                                   0.00
                                  Ending Pool Factor                                                          0.00%
                                  Principal Paid per $1000                                                     0.00
                                  Total Class Distribution                                                     0.00
       (iii) Class A-3

                                  Initial Certificate Balance                                                  0.00
                                  Initial Certificate Percentage                                              0.00%
                                  Beginning Certificate Balance                                                0.00
                                  Shortfall Carryover                                                          0.00
                                  Current Principal Due                                                        0.00
                                  Current Principal Paid                                                       0.00
                                  Principal Shortfall Carryover For Current Period                             0.00
                                  Accelerated Principal Distribution                                           0.00
                                  Ending Certificate Balance                                                   0.00
                                  Ending Pool Factor                                                          0.00%
                                  Principal Paid per $1000                                                     0.00
                                  Total Class Distribution                                                     0.00
       (iv)  Class A-4

                                  Initial Certificate Balance                                                  0.00
                                  Initial Certificate Percentage                                              0.00%
                                  Beginning Certificate Balance                                                0.00
                                  Shortfall Carryover                                                          0.00
                                  Current Principal Due                                                        0.00
                                  Current Principal Paid                                                       0.00
                                  Principal Shortfall Carryover For Current Period                             0.00
                                  Accelerated Principal Distribution                                           0.00
                                  Ending Certificate Balance                                                   0.00
                                  Ending Pool Factor                                                          0.00%
                                  Principal Paid per $1000                                                     0.00
                                  Total Class Distribution                                                     0.00
    (D)Subordinate Certificates - Principal


       (i)   Class M1

                                  Initial Certificate Balance                                         24,312,000.00
                                  Initial Certificate Percentage                                              7.50%
                                  Beginning Certificate Balance                                       24,312,000.00
                                  Shortfall Carryover                                                          0.00
                                  Current Principal Due                                               24,312,000.00
                                  Current Principal Paid                                                       0.00
                                  Principal Shortfall Carryover For Current Period                             0.00
                                  Ending Certificate Balance- Excluding Writedowns                    24,312,000.00
                                  Ending Pool Factor                                                          9.26%
                                  Principal Paid per $1000                                                     0.00
                                  Beginning Outstanding Writedown                                              0.00
                                  Current Writedown/Writeup                                                    0.00
                                  Ending Certificate Balance- Including Writedowns                    24,312,000.00
                                  Total Class Distribution                                                     0.00

       (ii)  Class M2
                                  Initial Certificate Balance                                         17,829,000.00
                                  Initial Certificate Percentage                                              5.50%
                                  Beginning Certificate Balance                                       17,829,000.00
                                  Shortfall Carryover                                                          0.00
                                  Current Principal Due                                               17,829,000.00
                                  Current Principal Paid                                                       0.00
                                  Principal Shortfall Carryover For Current Period                             0.00
                                  Ending Certificate Balance- Excluding Writedowns                    17,829,000.00
                                  Ending Pool Factor                                                          6.79%
                                  Principal Paid per $1000                                                     0.00
                                  Beginning Outstanding Writedown                                              0.00
                                  Current Writedown/Writeup                                                    0.00
                                  Ending Certificate Balance- Including Writedowns                    17,829,000.00
                                  Total Class Distribution                                                     0.00


       (iii) Class B1
                                  Initial Certificate Balance                                         12,967,000.00
                                  Initial Certificate Percentage                                              4.00%
                                  Beginning Certificate Balance                                       12,967,000.00
                                  Shortfall Carryover                                                          0.00
                                  Current Principal Due                                               12,967,000.00
                                  Current Principal Paid                                                       0.00
                                  Principal Shortfall Carryover For Current Period                             0.00
                                  Ending Certificate Balance- Excluding Writedowns                    12,967,000.00
                                  Ending Pool Factor                                                          4.94%
                                  Principal Paid per $1000                                                     0.00
                                  Beginning Outstanding Writedown                                              0.00
                                  Current Writedown/Writeup                                                    0.00
                                  Ending Certificate Balance- Including Writedowns                    12,967,000.00
                                  Total Class Distribution                                                     0.00

       (iv)  Class B2
                                  Initial Certificate Balance                                         16,208,000.00
                                  Initial Certificate Percentage                                              5.00%
                                  Beginning Certificate Balance                                       16,208,000.00
                                  Shortfall Carryover                                                          0.00
                                  Current Principal Due                                               16,208,000.00
                                  Current Principal Paid                                                       0.00
                                  Principal Shortfall Carryover For Current Period                             0.00
                                  Ending Certificate Balance- Excluding Writedowns                    16,208,000.00
                                  Ending Pool Factor                                                          6.18%
                                  Principal Paid per $1000                                                     0.00
                                  Beginning Outstanding Writedown                                              0.00
                                  Current Writedown/Writeup                                                    0.00
                                  Ending Certificate Balance- Including Writedowns                    16,208,000.00
                                  Total Class Distribution                                                     0.00

    (E)Total Certificate Balances
                                                                             Beg of Period              End of Period
       (i)   Aggregate Balance of Certificates                                 $ 264,273,593.69    $ 262,429,079.32
       (ii)  Total Certificate Pool Factor                                          84.0463283%         83.4597216%




VIIIDELINQUENCY INFORMATION
                                                                              Percent of                 Percent of
    Delinquent Receivables at End of Due Period :     Scheduled Balance     Pool Balance       Units    Total Units
       30-59 Days Delinquent                           $ 18,063,145.67             6.61%         466          6.39%
       60-89 Days Delinquent                            $ 9,883,302.96             3.61%         259          3.55%
       90 Days or More Delinquent                      $ 16,862,603.77             6.17%         404          5.54%
       Homes Repossessed or Foreclosed Upon             $ 6,057,771.54             2.22%         148          2.03%

       Bankruptcy*   (included in above delinquency)   $ 13,042,872.13             4.77%         311          4.26%

       Extensions granted during period                                                           91
       Rewrites granted during period                                                              0

       * The Bankruptcy units and balances are already included in the above delinquency numbers.
          This information is provided for reference only.


IX. REPURCHASED CONTRACTS

    (A)Repurchased Contracts -  Breach of Rep or Warranty
       (i)   Beginning Cumulative Repurchased Contracts since cutoff                                 $ 2,198,386.29
       (ii)  Number of Contracts repurchased this period                                                          -
       (iii) Repurchase Price of Contracts this period                                                          $ -
       (iv)  Ending Cumulative Repurchased Contracts since cutoff                                    $ 2,198,386.29

    (B)Repurchased Contracts -  Delinquent Loans
       (i)   Beginning Cumulative Repurchased Contracts since cutoff                                            $ -
       (ii)  Number of Contracts repurchased this period                                                          -
       (iii) Repurchase Price of Contracts this period                                                          $ -
       (iv)  Ending Cumulative Repurchased Contracts since cutoff                                               $ -

X.  REPOSSESSION / LOSS INFORMATION
                                                                                            Units    Scheduled Balance
             Beginning Repossession Inventory                                                132     $ 5,526,416.07
             Repossessions Incurred                                                          119     $ 2,556,023.56
             Less Repurchase of Delinquent Loans                                               0                $ -
             Less Repossessions Sold                                                         103     $ 2,024,668.09
                                                                                         ---------------------------
             Ending Repossession Inventory                                                   148     $ 6,057,771.54

             Principal Balance of Repossessions Liquidated                                           $ 2,024,668.09
             Reimbursement of Servicer Advances on Liquidated Contracts                                 $ 15,617.82
                  Liquidation Proceeds Attributable to Principal                                       $ 577,903.41
                                                                                                     ---------------
                       Principal Loss on Liquidation of Repo                                         $ 1,462,382.50
             Reimbursement to Servicer for Liquidation Expense                                          $ 13,768.21
             Recoveries for Previously Liquidated Contracts                                              $ 5,182.15
                                                                                                     ---------------
             Net Liquidation Loss (Realized Loss)                                                    $ 1,470,968.56

       Recoveries
             Liquidation Proceeds Attributable to Interest                                              $ 89,246.73
             Liquidation Proceeds Attributable to Principal                                            $ 577,903.41
             Recoveries for Previously Liquidated Contracts                                              $ 5,182.15
                                                                                                     ---------------
             Total Recoveries                                                                          $ 672,332.29
             Recovery Percentage of Principal Balance of Repossessions Liquidated                               33%






XI. TRIGGERS

       Has the Crossover Date Occurred?                                                      NO

             Where the Current Distribution Date of                                       08/15/02
             is greater than the Earliest Crossover Date of                              February 29, 2004
                                  And
             Subordinated Certificates Beginning Principal Balance of                    16,208,000.00
             plus the Current Overcollateralization Amount of                            11,026,415.85
             divided by the Current Beginning Pool Principal Balance of                 276,735,093.13
                                                                                         ------------
             Equals                                                                         9.84%
                                                                                         ------------
                                  And is greater than the:
             Subordinated Initital Certificates Percentage of                              14.50%
             multiplied by the
             Percentage (as Percent of Initial Class Subordination Percentage)               175%
                                                                                         ------------
             Equals                                                                        25.38%
                                                                                         ------------



      Principal Distribution Tests:                                   Actual Ratio       Test Ratio     Result

                                                                       Over 60 Days Delinquent
                                                                       ------------------------------
             Current Mo                                                           12.00%
             1st Preceding Mo                                                     11.63%
             2nd Preceding Mo                                                     11.28%
             Average 60 Day Delinquency Ratio:                                    11.63%    5.50%         FAIL

                                                                       Over 30 Days Delinquent
                                                                       ------------------------------
             Current Mo                                                           18.60%
             1st Preceding Mo                                                     18.24%
             2nd Preceding Mo                                                     17.48%
             Average 30 Day Delinquency Ratio:                                    18.11%    8.50%         FAIL






                                                                                           Net Liquidation Losses
                                                      Ending Pool Bal                        (Realized Losses)
                                                      --------------------------------------------------------------
             Current Mo                                 273,455,495.17                              1,485,156.72
             1st Preceding Mo                           276,735,093.13                              1,643,060.81
             2nd Preceding Mo                           280,225,239.48                              1,349,793.38
                                  ----------------------------------------------------------------------------------
                                  Total                 830,415,827.78                              4,478,010.91
                                  ----------------------------------------------------------------------------------
                                  Divided by                         3
                                  -------------------------------------
                                  Average               276,805,275.93



             Sum of last 3 months of Losses                                       4,478,010.91
             Divided by 3 month average of Pool Balance                         276,805,275.93
             Annualized  (multiply by 4)                                                     4
             Current Realized Loss Ratio:                                                6.47%        2.75%      FAIL



             Beginning Cumulative Realized Losses                                12,133,939.53
             Net Liquidation Losses (Realized Losses)                             1,485,156.72
                                                                            ------------------
             Ending Cumulative Realized Losses                                   13,619,096.25
             Divided by Initial Pool Principal Balance                          324,163,208.88
             Cumulative Realized Loss Ratio:                                             4.20%       7.00%      PASS


       Should Principal Be Distributed to the Subordinated Certificates?                                       NO






The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance